                            DLJ High Yield Bond Fund

                                    TRUSTEES
                      G. MOFFETT COCHRAN ROBERT E. FISCHER
                        WILMOT H. KIDD, III MARTIN JAFFE

                                    OFFICERS
                   G. MOFFETT COCHRAN, Chairman and President
             MARTIN JAFFE, Vice President, Secretary and Treasurer
                       BRIAN A. KAMMERER, Vice President
                       CATHERINE M. NOLAN, Vice President
                         VANCE P. SHAW, Vice President
                       MICHAEL A. SNYDER, Vice President

                               INVESTMENT ADVISER
                        DLJ ASSET MANAGEMENT GROUP, INC
                      277 Park Avenue, New York, NY 10172

                                   CUSTODIAN
                            CUSTODIAL TRUST COMPANY
                    101 Carnegie Center, Princeton, NJ 08540

                                 TRANSFER AGENT
                                   PFPC INC.
                     P.O. Box 61787 (211 South Gulph Road)
                           King of Prussia, PA 19406

                                  DISTRIBUTOR
                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION
                      277 Park Avenue, New York, NY 10172

                              INDEPENDENT AUDITORS
                               ERNST & YOUNG LLP
                     787 Seventh Avenue, New York, NY 10019

                                 LEGAL COUNSEL
                              SULLIVAN & CROMWELL
                      125 Broad Street, New York, NY 10004



                                 DLJ High Yield
                                   Bond Fund





                               Semi-Annual Report
                                 April 30, 2000

       a division of Donaldson, Lufkin & Jenrette Securities Corporation

                   277 Park Avenue, New York, New York 10172
                                 (888) 649-5711

Dear Shareholders:
Based on the market price per share of the Fund for the four months ending April 2000, the Fund's total return was +19.84%. The Fund's total return based on NAV for that time period was, however, -4.03%, which is slightly below the -3.46% return on the Lipper Closed End High Yield Bond Fund Average. The substantial difference between market and NAV returns was the result of the sharp boost in the market price of the Fund's shares between 1999's calendar year end ($6.75 per share) and April, 2000 ($7.75 per share). The year-end price had been depressed by a large amount of tax-loss selling. Total return for the six month period ending April 30, 2000, was +2.55% on a market price basis and -0.80% on an NAV basis, which is slightly worse than the -0.15% total return for the Lipper Closed End High Yield Bond Fund Average. The Fund's dividend has held steady at 8.25 cents per share per month.

We are generally pleased with the performance of the portfolio which is strongly weighted in the fast-growing Telecom and Media sectors. We believe the Fund under-performed the Lipper average due to over-weighted positions in two sectors: cinema and aerospace. The cinema business has been wracked with overcapacity and difficult fundamentals over the past several months, but we expect that much stronger movie product offerings for the balance of calendar year 2000 may boost the value of these bonds. As of April 30, 2000 we had 2% of the Fund's total investments in this sector. The aerospace suppliers in which we have invested have suffered both from lower aircraft demand and, specifically, from the well-publicized production and organizational problems at Boeing. We believe the sector has probably hit bottom at this point from a fundamental perspective, and, we hope to see future improvement. As of April 30, 2000, we had 2.3% of the Fund's total investments in the aerospace sector. On a more positive note, our investments in the Information Technology sector performed very well during the period due to strong operating performance in semiconductors and related equipment businesses as well as the completion of equity IPOs by a number of our bond issuers. As of April 30, 2000, we had 3.8% of the Fund's portfolio in this sector, which is almost double the DLJ High Yield Index weighting.

There were no defaults in the portfolio during the six months ending April, 2000, despite the fact that the default rate for the high-yield market as a whole was roughly 4% according to DLJ High Yield Research. Fund leverage was maintained near the maximum allowable 33% in order to maximize income and take advantage of the high yield debt available in the market. We do not anticipate any change to this policy in the near future. Our focus continues to be on opportunities to enhance yield to take advantage of the oversold position of the high-yield market and to cover the dividend. Unfortunately, these efforts have been significantly hampered by rising interest rates which affect our cost of borrowing. Spreads against U.S. Treasury Bonds are at or over all-time highs on both an absolute and relative basis and we see no sign of recession in the U.S. or in the world economy at this time to justify these levels. This would seem to indicate that the high-yield bond market should have a limited downside in the near future. Accordingly, until the Federal Reserve stops raising interest rates and investors are convinced that we have achieved a "soft landing," risk assets, like high yield bonds, will likely continue to trade at the very high yields we see today.

Thank you for your investment in the DLJ High Yield Bond Fund. The Officers and Trustees would like to wish you a most enjoyable summer.

Sincerely,

/s/ G. Moffett Cochran
-----------------------
G. Moffett Cochran
President                                                      June, 2000

Fund Highlights (unaudited)

 DLJ High Yield Bond Fund
     Top Ten Holdings as of April 30, 2000

                                      % of                                                % of
   Security Description             Net Assets    Security Description                  Net Assets
   --------------------             ----------    --------------------                  ----------
   Kaiser Aluminum & Chemical Corp.               PTC International Finance II SA
    12.75%, 02/01/03                  2.54%        11.25%, 12/01/09                        1.80%
   Esat Telecom Group plc                         Regional Independent Media
    11.88%, 12/01/08                  2.18%        10.50%, 07/01/08                        1.77%
   @Entertainment, Inc.                           Rent-A-Center, Inc.
    14.50%, 02/01/09                  1.86%        11.00%, 08/15/08                        1.77%
   Ono Finance plc                                LTV Corp.
    13.00%, 05/01/09                  1.82%        11.75%, 11/15/09                        1.76%
   ICN Pharmaceuticals, Inc.                      Bell Sports, Inc.
    8.75%, 11/15/08                   1.80%        11.00%, 08/15/08                        1.76%


   Portfolio and Fund Information April 30, 2000

   Current Yield(1): 12.77%              Ticker Symbol: DHY
   Distribution Rate(2): 12.77%          Primary Exchange: NYSE
   Average Rating: B
   Average Years to Maturity*: 7.77 years
   Average Duration*: 5.11 years

   *weighted average

   Investment Results

DLJ High Yield Bond Fund(3)                                          Average Annual Total Return
---------------------------                                          ---------------------------
                                                                      1 Year      Since Inception*
                                                                      ------      ---------------
     Market Price ..............................................      -5.28%           -2.87%
     NAV(4) ....................................................      -8.82%           -5.04%

     Fund Index
     ----------
     Lipper Closed-End High Yield Bond Fund Average(5) .........      -5.75%           -5.01%
     * July 31, 1998 through April 30, 2000

  ------------
  (1) Current yield is based on April's dividend per share of $.0825 (annualized) divided by the April 30, 2000 market price ($7.75).
  (2) Distribution rate is based on dividends per share paid from net investment income during the period November 1, 1998 through April 30, 2000 divided by the April 30, 2000 market price.
  (3) The performance data quoted represents past performance, which is no indication of future performance. Investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. No adjustment has been made for any income taxes payable by shareholders on dividends.
  (4) The total return referenced reflects the change in the Fund's net asset value over the period and assumes that dividends were reinvested. The percentage is not an indication of the performance of a shareholder's investment in the Fund which is based on market price.
  (5) The Lipper Closed-End High Yield Bond Fund Average is an equally weighted performance average of 35 funds in the Lipper Analytical grouping of closed-end high yield bond funds, adjusted for capital gains and income dividends.

DLJ High Yield Bond Fund--Statement of Investments  April 30, 2000 (unaudited)
--------------------------------------------------------------------------------

BONDS--140.55%

                                           Principal
                                             Amount               Value
                                             ------               -----

AEROSPACE--3.76%
  Compass Aerospace Corp.
     10.13%, 04/15/05 ** ..............   $5,150,000            $1,828,250
  Fairchild Corp.
     10.75%, 04/15/09 ** ..............    7,000,000             3,876,250
  Hexcel Corp.
     9.75%, 01/15/09 ** ...............    4,000,000             3,380,000
  Transdigm, Inc.
     10.38%, 12/01/08 ** ..............    4,500,000             3,577,500
                                                                ----------
                                                                12,662,000
                                                                ----------
CHEMICALS--3.81%
  Avecia Group plc
     11.00%, 07/01/09 ** ..............    3,250,000             3,315,000
  Huntsman ICI Chemicals LLC
     0.00%, 12/31/09 ** ...............   11,230,000             3,593,600
  Lyondell Chemical Co.
     10.88%, 05/01/09 ** ..............    5,000,000             4,962,500
  Trans-Resources, Inc.
     12.00%, 03/15/08 **, *** .........    5,000,000               975,000
                                                                ----------
                                                                12,846,100
                                                                ----------
CONSUMER NON-DURABLES--3.15%
  Albecca, Inc.
     10.75%, 08/15/08 ** ..............    3,000,000             2,422,500
  Consoltex Group
     11.00%, 10/01/03 ** ..............    4,000,000             3,670,000
  Polaroid Corp.
     11.50%, 02/15/06 ** ..............    4,000,000             4,060,000
  Styling Technology Corp.
     10.88%, 07/01/08 ** ..............    1,500,000               457,500
                                                                ----------
                                                                10,610,000
                                                                ----------
ENERGY--5.32%
  Grey Wolf, Inc.
     8.88%, 07/01/07 ** ...............    1,000,000               925,000
   8.88%, 07/01/07 ** .................    2,300,000             2,133,250
  Mariner Energy, Inc.
     10.50%, 08/01/06 ** ..............    4,000,000             3,580,000
  R&B Falcon Corp.
     9.50%, 12/15/08 ..................    5,000,000             4,950,000
  Swift Energy Co.
     10.25%, 08/01/09 ** ..............    2,000,000             1,950,000
  Tokheim Corp.
     11.38%, 08/01/08 ** ..............    4,000,000             1,700,000
  Trico Marine Services, Inc.
     8.50%, 08/01/05 ** ...............    3,000,000             2,715,000
                                                                ----------
                                                                17,953,250
                                                                ----------
FINANCIAL SERVICES--3.61%
  AmeriCredit Corp.
     9.88%, 04/15/06 ** ...............    4,500,000             4,443,750
  Metris Companies, Inc.
     10.13%, 07/15/06 ** ..............    4,750,000             4,583,750

                                          Principal
                                            Amount                Value
                                            ------                -----

  Ocwen Financial Corp.
     11.88%, 10/01/03 ** ..............   $3,445,000            $3,152,175
                                                                ----------
                                                                12,179,675
                                                                ----------
FOOD & TOBACCO--7.23%
  Advantica Restaurant Group, Inc.
     11.25%, 01/15/08 ** ..............    6,000,000             3,990,000
  Fleming Companies, Inc.
     10.63%, 07/31/07 ** ..............    6,420,000             5,392,800
  Luigino's, Inc.
     10.00%, 02/01/06 ** ..............    4,000,000             3,300,000
  National Wine & Spirits Holding Corp.
     10.13%, 01/15/09 ** ..............    4,000,000             3,840,000
  Triarc Consumer Beverage
     10.25%, 02/15/09 ** ..............    5,325,000             5,032,125
  Volume Services America, Inc.
     11.25%, 03/01/09 ** ..............    3,000,000             2,805,000
                                                                ----------
                                                                24,359,925
                                                                ----------
FOREST PRODUCTS/CONTAINERS--5.64%
  American Tissue, Inc.
     12.50%, 07/15/06 ** ..............    4,000,000             4,120,000
  Packaging Corp. of America
     9.63%, 04/01/09 ** ...............    5,550,000             5,619,375
  Repap New Brunswick
     10.63%, 04/15/05 ** ..............    4,700,000             4,453,250
  Riverwood International Corp.
     10.63%, 08/01/07 ** ..............    5,000,000             4,825,000
                                                                ----------
                                                                19,017,625
                                                                ----------
GAMING/LEISURE--6.50%
  Argosy Gaming Co.
     10.75%, 06/01/09 ** ..............    4,000,000             4,180,000
  Bell Sports, Inc.
     11.00%, 08/15/08 ** ..............    6,000,000             5,925,000
  Extended Stay America, Inc.
     9.15%, 03/15/08 ** ...............    5,000,000             4,237,500
  Hollywood Casino Shreveport
     13.00%, 08/01/06 *, ** ...........    2,000,000             2,120,000
  Hollywood Casino Corp.
     11.25%, 05/01/07 ** ..............    5,350,000             5,457,000
                                                                ----------
                                                                21,919,500
                                                                ----------
HEALTHCARE--6.23%
  Alaris Medical, Inc.
     11.13%, 08/01/08 **, *** .........   10,000,000             2,750,000
  ICN Pharmaceuticals, Inc.
     8.75%, 11/15/08 * ................    6,500,000             6,077,500
  Kinetic Concepts, Inc.
     9.63%, 11/01/07 ** ...............    4,500,000             3,307,500
  King Pharmaceutical, Inc.
     10.75%, 02/15/09 ** ..............    5,000,000             5,125,000
  Total Renal Care Holdings, Inc.
     7.00%, 05/15/09 *, ** ............    6,500,000             3,737,500
                                                                ----------
                                                                20,997,500
                                                                ----------
                       See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Investments  April 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                           Principal
                                             Amount               Value
                                             ------               -----

INFORMATION TECHNOLOGY--6.35%
  Asat Finance LLC
     12.50%, 11/01/06 *, ** ...........   $5,000,000            $5,450,000
  Details, Inc.
     10.00%, 11/15/05 ** ..............    6,000,000             5,640,000
  Integrated Circuit Systems
     11.50%, 05/15/09 ** ..............    4,000,000             4,420,000
  SCG Holding & Semiconductor Co.
     12.00%, 08/01/09 ** ..............    5,500,000             5,912,500
                                                                ----------
                                                                21,422,500
                                                                ----------
MANUFACTURING--6.23%
  BGF Industries, Inc.
     10.25%, 01/15/09 ** ..............    4,000,000             3,605,000
  Continental Global Group, Inc.
     11.00%, 04/01/07 ** ..............    2,000,000               810,000
  Filtronic plc
     10.00%, 12/01/05 ** ..............    4,000,000             3,840,000
  Gentek, Inc.
     11.00%, 08/01/09 ** ..............    4,500,000             4,578,750
  Grove Worldwide LLC
     9.25%, 05/01/08 ** ...............    5,000,000             2,125,000
  Jordan Industries, Inc.
     10.38%, 08/01/07 ** ..............    4,500,000             4,207,500
  Roller Bearing Company of America
     9.63%, 06/15/07 ** ...............    2,000,000             1,850,000
                                                                ----------
                                                                21,016,250
                                                                ----------
MEDIA/ENTERTAINMENT--25.30%
  @Entertainment, Inc.
     14.50%, 02/01/09 **, *** .........   10,200,000             6,273,000
  AMC Entertainment, Inc.
     9.50%, 03/15/09 ** ...............    6,000,000             3,300,000
  American Media Operations
     10.25%, 05/01/09 ** ..............    3,750,000             3,562,500
  Cablevision SA
     13.75%, 04/30/07 * ...............    5,000,000             4,862,500
  Carmike Cinemas, Inc. Series (B)
     9.38%, 02/01/09 ** ...............    4,500,000             3,037,500
  Charter Communications Holdings LLC
     8.63%, 04/01/09 ** ...............    3,000,000             2,636,250
   9.92%, 04/01/11 **, *** ............    6,500,000             3,591,250
  Citadel Broadcasting Company
     10.25%, 07/01/07 ** ..............    3,000,000             3,030,000
  Echostar DBS Corp.
     9.38%, 02/01/09 ** ...............    5,000,000             4,875,000
  Globix Corp.
     12.50%, 02/01/10 *, ** ...........    5,000,000             4,425,000
  Globo Communicacoes e Participacoes
     S.A.
     10.63%, 12/05/08 *, ** ...........    6,000,000             4,965,000
  Liberty Group Operating
     9.38%, 02/01/08 ** ...............    3,500,000             3,027,500
     11.63%, 02/01/09 **, *** .........    3,000,000             1,665,000

                                            Principal
                                             Amount                Value
                                             ------                -----

  Ono Finance plc
     13.00%, 05/01/09 ** ..............   $5,980,000            $6,129,500
  Pegasus Communications Corp.
     9.63%, 10/15/05 ** ...............    4,000,000             3,910,000
     9.75%, 12/01/06 ** ...............    2,000,000             1,970,000
  RCN Corp.
     11.13%, 10/15/07 **, *** .........    9,000,000             5,782,500
  Regal Cinemas, Inc.
     9.50%, 06/01/08 ** ...............    6,000,000             2,490,000
  Regional Independent Media
     10.50%, 07/01/08 ** ..............    6,000,000             5,970,000
  United International Holdings, Inc.
     10.75%, 02/15/08 **, *** .........    8,000,000             5,240,000
  XM Satellite Radio, Inc.
     14.00%, 03/15/10 ** ..............    5,000,000             4,525,000
                                                                ----------
                                                                85,267,500
                                                                ----------
METALS & MINERALS--7.59%
  Algoma Steel, Inc.
     12.38%, 07/15/05 .................    3,980,000             3,940,200
  Great Lakes Carbon Corp.
     10.25%, 05/15/08 ** ..............    5,000,000             4,450,000
  Kaiser Aluminum & Chemical Corp.
     12.75%, 02/01/03 ** ..............    9,000,000             8,550,000
  LTV Corp.
     11.75%, 11/15/09 *, ** ...........    6,000,000             5,940,000
  Renco Steel Holdings
     10.88%, 02/01/05 ** ..............    3,000,000             2,715,000
                                                                ----------
                                                                25,595,200
                                                                ----------
RETAIL--2.61%
  Big 5 Corp.
     10.88%, 11/15/07 ** ..............    4,000,000             3,700,000
  J Crew Operating Corp.
     10.38%, 10/15/07 ** ..............    3,500,000             3,027,500
  MusicLand Group, Inc.
     9.88%, 03/15/08 ** ...............    2,500,000             2,062,500
                                                                ----------
                                                                 8,790,000
                                                                ----------
SERVICE--4.86%
  Allied Waste North America, Inc.
     10.00%, 08/01/09 ** ..............    5,750,000             3,924,375
  Neff Corp.
     10.25%, 06/01/08 ** ..............    3,000,000             2,475,000
  Phoenix Color Corp.
     10.38%, 02/01/09 ** ..............    4,500,000             4,027,500
  Rent-A-Center, Inc.
     11.00%, 08/15/08 ** ..............    6,000,000             5,970,000
                                                                ----------
                                                                16,396,875
                                                                ----------
TELECOMMUNICATIONS--33.87%
  CapRock Communications Corp.
     11.50%, 05/01/09 ** ..............    5,000,000             4,700,000
  Covad Communications Group
     12.00%, 02/15/10 *, ** ...........    4,500,000             4,252,500
  Crown Castle International Corp.
     10.38%, 05/15/11 **, *** .........    7,750,000             4,688,750
     9.50%, 08/01/11 ** ...............    1,500,000             1,440,000


                       See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Investments  April 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                           Principal
                                             Amount                Value
                                             ------                -----
  Dobson/Sygnet Communications Corp.
     12.25%, 12/15/08 ** ..............   $4,000,000            $ 4,180,000
  Dolphin Telecommunications plc
     11.50%, 06/01/08 **, *** .........    2,250,000                731,250
     14.00%, 05/15/09 **, *** .........    6,000,000              2,010,000
  Esat Telecom Group plc Series (B)
     11.88%, 12/01/08 ** ..............    6,250,000              7,343,750
  GT Group Telecom
     13.25%, 02/01/10 *, ** ...........    6,750,000              3,611,250
  ICG Holdings, Inc.
     13.50%, 09/15/05 **, *** .........    5,500,000              5,225,000
  Impsat Corp.
     12.38%, 06/15/08 ** ..............    5,000,000              4,187,500
  Impsat Fiber Networks
     12.38%, 02/15/05 * ...............    1,000,000                930,000
  Intermedia Communications, Inc.
     12.25%, 03/01/09 **, *** .........    7,600,000              4,598,000
  Leap Wireless Units
     12.50%, 04/15/10 ** ..............    4,000,000              4,020,000
     14.50%, 04/15/10 ** ..............    1,000,000                490,000
  Netia Holdings II B.V.
     13.13%, 06/15/09 *, ** ...........    4,000,000              3,885,000
  Netia Holdings B.V.
     10.25%, 11/01/07 ** ..............    2,000,000              1,690,000
  NTL, Inc.
     12.38%, 10/01/08 **, *** .........    2,000,000              1,315,000
     11.50%, 10/01/08 ** ..............    5,000,000              5,100,000
  Primus Telecommunications Group, Inc.
     11.25%, 01/15/09 ** ..............    5,000,000              4,537,500
     12.75%, 10/15/09 ** ..............    1,000,000                970,000
  PSINet, Inc.
     10.00%, 02/15/05 ** ..............    2,000,000              1,780,000
     11.50%, 11/01/08 ** ..............    4,000,000              3,580,000
  PTC International Finance II SA
     11.25%, 12/01/09 *, ** ...........    6,000,000              6,075,000
  Spectrasite Holdings, Inc.
     12.88%, 03/15/10 *, **, *** ......    2,500,000              1,306,250
  TeleCorp PCS, Inc.
     11.63%, 04/15/09 **, *** .........    6,500,000              4,290,000
  Triton PCS, Inc.
     11.00%, 05/01/08 **, *** .........    5,500,000              3,973,750
  Versatel Telecom International N.V.
     13.25%, 05/15/08 ** ..............    3,000,000              3,060,000
     11.88%, 07/15/09 ** ..............    3,500,000              3,447,500
  Viatel, Inc.
     11.50%, 03/15/09 ** ..............    6,000,000              5,190,000
  WinStar Communications, Inc.
     14.50%, 10/15/05 *, ** ...........    6,018,234              5,777,505
     11.00%, 03/15/08 **, *** .........    2,982,910              1,349,767
  Worldwide Fiber, Inc.
     12.00%, 08/01/09 ** ..............    4,800,000              4,464,000
                                                                -----------
                                                                114,199,272
                                                                -----------

                                           Principal
                                             Amount                 Value
                                             ------                 -----

TRANSPORTATION/AUTOMOTIVE--8.49%
  American Axle & Manufacturing
     Holdings, Inc.
     9.75%, 03/01/09 ** ...............   $5,000,000            $ 4,800,000
  Amtran, Inc.
     9.63%, 12/15/05 ** ...............    5,500,000              4,633,750
  Great Lakes Dredge & Dock
     11.25%, 08/15/08 ** ..............    4,500,000              4,612,500
  JPS Automotive Products Corp.
     11.13%, 06/15/01 .................    3,000,000              3,075,000
  JL French Automotive Casting
     11.50%, 06/01/09 ** ..............    4,000,000              3,880,000
  North American Van Lines
     13.38%, 12/01/09 *, ** ...........    2,500,000              2,362,500
  Venture Holdings Trust
     11.00%, 06/01/07 ** ..............    2,000,000              1,690,000
  Worldwide Flight Service
     12.25%, 08/15/07 ** ..............    4,000,000              3,580,000
                                                                -----------
                                                                 28,633,750
                                                                -----------
Total Bonds
  (cost--$529,346,155).................                         473,866,922
                                                                -----------
COMMERCIAL PAPER--0.51%
   UBS Finance
      5.30%, 04/30/00 **** ............    1,720,000              1,720,000
                                                                -----------
Total Commercial Paper
  (cost--$1,720,000) ..................                           1,720,000
                                                                -----------
REPURCHASE AGREEMENTS--21.70%
   Bear Stearns & Co., 6.04%, dated
      4/28/00, due 5/1/00, proceeds at
      maturity $73,155,744 +++.........   73,143,467             73,143,467
                                                                -----------
Total Repurchase Agreements
  (cost--$73,143,467) .................                          73,143,467
                                                                -----------
                                              Shares
                                            ----------
PREFERRED STOCKS--2.70%
INFORMATION TECHNOLOGY--1.18%
  Viasystems Group, Inc. ..............      220,816              3,974,691
                                                                -----------
MEDIA/ENTERTAINMENT--1.52%
  Paxson Communications Corp. .........        5,221              5,116,766
                                                                -----------
Total Preferred Stocks
  (Cost--$8,259,466)...................                           9,091,457
                                                                -----------
WARRANTS--0.70%
MEDIA/ENTERTAINMENT--0.27%
  Ono Finance plc ++
     (expires 05/31/09) ...............        5,980                899,990
                                                                -----------
TELECOMMUNICATIONS--0.43%
  Versatel Telecom International N.V. *++
     (expires 05/15/08) ...............        3,000              1,441,500
                                                                -----------



See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Investments  April 30, 2000 (unaudited)
--------------------------------------------------------------------------------


                                      Shares       Value
                                     --------  ------------
TRANSPORTATION/AUTOMOTIVE--0.00%+
  Worldwide Flight Service ++
     (expires 05/15/08) ...........   4,000     $    2,000
                                                ----------
Total Warrants
  (cost--$165,000) ................              2,343,490
                                                ----------




                                           Value
                                     -----------------
TOTAL INVESTMENTS
   (cost--$612,634,088) ..........    $  560,165,336
                                      --------------
Liabilities Net of Cash and
  Other Assets--(66.16%) .........      (223,034,347)
                                      --------------
NET ASSETS--100.00% ..............    $  337,130,989
                                      ==============


NOTES:
   * Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2000, the value of these securities amounted to $67,219,005 or 19.94% of net assets.
  ** Security has an effective maturity date less than the stated maturity date due to a call feature.
 *** Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
**** Commerical paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the fund.
   + Percentage rounds to less than .01 percent.
  ++ Non income producing.
 +++ Collateralized by Fannie Mae and Federal Home Loan Mortgage Corp. notes,
     0.00% to 6.50%, due 2/25/22 to 8/25/29, market values total $73,773,798.


See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Assets and Liabilities  April 30, 2000
                                                                 (unaudited)
--------------------------------------------------------------------------------


ASSETS:
 Investments in securities at value (cost $612,634,088)........  $ 560,165,336
 Cash .........................................................         19,409
 Dividends and interest receivable ............................     14,422,804
 Receivable for investments sold ..............................      2,869,885
 Other assets .................................................         93,035
                                                                 -------------
    Total assets ..............................................    577,570,469
                                                                 -------------
LIABILITIES:
 Loan payable .................................................    160,500,000
 Collateral on securities loaned ..............................     73,143,467
 Payable for securities purchased .............................      5,288,569
 Interest payable .............................................        858,234
 Payable to advisor ...........................................        411,821
 Accrued expenses .............................................        237,389
                                                                 -------------
    Total liabilities .........................................    240,439,480
                                                                 -------------
NET ASSETS:
 Applicable to 45,452,836 shares outstanding ..................  $ 337,130,989
                                                                 =============
NET ASSETS CONSIST OF:
 Capital paid-in ..............................................  $ 449,259,486
 Accumulated distributions in excess of net investment income .       (590,675)
 Accumulated net realized loss on investments .................    (59,069,070)
 Net unrealized depreciation on investments ...................    (52,468,752)
                                                                 -------------
                                                                 $ 337,130,989
                                                                 =============
Net asset value per share .....................................  $        7.42
                                                                 =============







See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Operations  For the Six Months Ended
                                                                April 30, 2000+
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Interest ................................................    $  28,786,437
 Dividends ...............................................        1,133,485
                                                              -------------
    Total investment income ..............................       29,919,922
                                                              -------------
EXPENSES:
 Investment advisory fees (Note 2) .......................        2,613,562
 Interest and leveraging fees (Note 5) ...................        5,446,221
 Fund accounting fees ....................................           32,540
 Administration fees .....................................           25,298
 Custodian fees ..........................................           25,232
 Legal fees ..............................................           23,883
 Transfer agent fees .....................................           23,088
 Auditing fees ...........................................           17,979
 Registration expenses ...................................           17,290
 Trustees fees (Note 2) ..................................           14,924
 Postage expense .........................................           14,679
 Printing fees ...........................................            5,389
 Insurance expense .......................................            2,555
 Miscellaneous expenses ..................................              500
                                                              -------------
    Total expenses .......................................        8,263,140
                                                              -------------
NET INVESTMENT INCOME ....................................       21,656,782
                                                              -------------
REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS:
 Net realized loss on investments ........................      (14,607,369)
 Net unrealized depreciation on investments ..............      (10,125,508)
                                                              -------------
 Net realized and unrealized loss on investments .........      (24,732,877)
                                                              -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ...............    $  (3,076,095)
                                                              =============

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              Six Months Ended        Year Ended
                                                                                   4/30/00+            10/31/1999
                                                                                -------------        -------------
OPERATIONS:
 Net investment income .......................................................  $  21,656,782        $  43,058,379
 Net realized loss on investments ............................................    (14,607,369)         (30,606,551)
 Net unrealized appreciation (depreciation) on investments ...................    (10,125,508)          12,681,862
                                                                                -------------        -------------
 Net increase (decrease) in net assets .......................................     (3,076,095)          25,133,690
                                                                                -------------        -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income ..................................................    (22,353,633)         (42,990,100)
CAPITAL SHARE TRANSACTIONS:
 Reinvestment of dividends ...................................................      3,881,385           16,685,722
 Offering costs charged to capital paid-in ...................................              0             (106,056)
                                                                                -------------        -------------
 Net increase in net assets from capital share transactions ..................      3,881,385           16,579,666
                                                                                -------------        -------------
 Total decrease in net assets ................................................    (21,548,343)          (1,276,744)
NET ASSETS:
 Beginning of period .........................................................    358,679,332          359,956,076
                                                                                -------------        -------------
 End of period ...............................................................  $ 337,130,989        $ 358,679,332
                                                                                =============        =============
 Accumulated undistributed (distributions in excess of) net investment income   $    (590,675)       $     106,176
                                                                                =============        =============


     + Unaudited.




See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Cash Flows for the Six Months Ended
                                                                April 30, 2000+
--------------------------------------------------------------------------------

Cash flows from operating activities:
 Interest and dividends received ..................................................   $   24,831,966
 Operating expenses paid ..........................................................       (3,168,374)
                                                                                      --------------
Net cash provided by operating activities .........................................                      $  21,663,592
Cash flows from investing activities:
 Decrease in short-term securities, net ...........................................   $    2,421,962
 Purchases of long-term securities ................................................     (129,280,662)
 Proceeds from sales of long-term securities ......................................      138,709,656
                                                                                      --------------
Net cash provided by investing activities .........................................                         11,850,956
Cash flows from financing activities:
 Interest paid on notes payable ...................................................       (5,436,810)
 Cash dividends paid ..............................................................      (19,062,923)
 Proceeds from borrowings .........................................................       15,800,000
 Repayments of borrowings .........................................................      (24,800,000)
                                                                                      --------------
Net cash used for financing activities ............................................                        (33,499,733)
                                                                                                         -------------
Net increase in cash ..............................................................                             14,815
Cash -- beginning of year .........................................................                              4,594
                                                                                                         -------------
Cash -- end of year ...............................................................                      $      19,409
                                                                                                         =============
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
 OPERATIONS TO NET CASH PROVIDED BY OPERATING
 ACTIVITIES:
Net decrease in net assets resulting from operations ..............................                      $  (3,076,095)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
 Interest expense and leveraging fees .............................................   $    5,446,221
 Increase in dividends and interest receivable ....................................         (318,254)
 Decrease in accrued expenses .....................................................          (32,730)
 Decrease in other assets .........................................................            8,892
 Decrease in advisory fees payable ................................................          (60,577)
 Net realized loss on investments .................................................       14,607,369
 Net unrealized depreciation on investments .......................................       10,125,508
 Net amortization of discount on investments ......................................       (5,036,742)
                                                                                      --------------
    Total adjustments .............................................................                         24,739,687
                                                                                                         -------------
Net cash provided by operating activities .........................................                      $  21,663,592
                                                                                                         =============

 + Unaudited







See notes to financial statements

DLJ High Yield Bond Fund--Notes to Financial Statements April 30, 2000
                                                                 (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     DLJ High Yield Bond Fund is a business trust under the laws of the State of Delaware organized on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's shares trade on the New York Stock Exchange under the ticker symbol DHY. Prior to the commencement of operations on July 28, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 10,000 shares of beneficial interest on July 2, 1998 to DLJ Investment Management Corp. ("DLJIM") for $100,000. Effective January 1, 2000, DLJIM merged into DLJ Asset Management Group (DLJAM). DLJAM assumed the investment advisory responsibilities formerly undertaken by DLJIM. The Fund's primary objective is to seek high current income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio valuation: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees.

     Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost, which approximates market value.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, accretion of discount on investments is recorded on the accrual basis.

     Dividends and distributions to shareholders: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provisions for federal income or excise taxes have been made in the accompanying financial statements.

     Cash flow information: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

     Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

DLJ High Yield Bond Fund--Notes to Financial Statements April 30, 2000
                                                                 (continued)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an investment management agreement (the "Management Agreement") with DLJAM. The Agreement provides that the Fund will pay DLJAM a fee, computed and payable monthly, at the annual rate of 1% of the average weekly value of the Fund's total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting leverage) (the "Managed Assets").
     The Fund has also entered into an Administration and Support Agreement with PFPC Inc., to provide all administrative services to the Fund other than those related to investment decisions. For these administration services, the Fund will pay PFPC Inc. a fee at the annual rate of $50,000 per year.
     Effective May 16, 2000, the Fund pays each non-affiliated Trustee $1,500 per board meeting attended, a $500 fee for each special meeting attended, $250 per audit committee meeting attended, an annual retainer of $500 and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the affiliated Trustees relating to their attendance at such meetings.
     Effective April, 10, 2000, Custodial Trust Co. (CTC) serves as the Fund's custodian. PFPC Inc. serves as the Fund's shareholder servicing agent (transfer agent).


3. INVESTMENTS

     For federal income tax purposes, the cost of securities owned at April 30, 2000, was substantially the same as the cost of securities for financial statement purposes. At April 30, 2000, the aggregate gross unrealized appreciation amounted to $8,859,076, and the aggregate gross unrealized depreciation amounted to $61,327,828, resulting in net unrealized depreciation of $52,468,752.
     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the six months ended April 30, 2000, amounted to $130,458,454 and $141,579,541, respectively.


4. FUND SHARES

     The Fund has one class of shares of beneficial interest, par value $0.001 per share. 200,000,000 shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                             Six Months Ended        Year Ended
                                                              April 30, 2000      October 31, 1999
                                                            ------------------   -----------------
Shares issued through reinvestment of dividends .........        499,729             1,907,819
                                                                 -------             ---------
Net Increase ............................................        499,729             1,907,819
                                                                 =======             =========

5. NOTES PAYABLE

     The Fund currently has a $200 million ("commitment amount") line of credit provided by Citibank North America, Inc., under an Amended and Restated Revolving Credit and Security Agreement (the "Agreement") dated April 7, 2000, primarily to leverage its investment portfolio. Under this Agreement the Fund may borrow up to the lesser of $200 million or 331/3% of its gross assets. Interest is payable at the Bank's Base Rate plus a commission of 0.05%. The Fund is charged a structuring fee of $19,000 per quarter, a program fee of 0.20% of the average daily amount leveraged, an administration fee of 0.02% of the average daily amount leveraged and a liquidity fee of 0.13% of the maximum borrowing limit (currently $200 million). The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 331/3%. The Fund's investment portfolio serves as collateral for borrowing. The average daily amount of borrowings during the year ended April 30, 2000 was $168,348,352, with a related weighted average annualized interest rate of 6.49%.

DLJ High Yield Bond Fund--Notes to Financial Statements April 30, 2000
                                                                 (continued)
--------------------------------------------------------------------------------

6. CAPITAL LOSS CARRYFORWARD

     At October 31, 1999, the Fund had available for Federal tax purposes an unused captial loss carryforward of $44,461,701, of which $13,855,150 expires in 2006 and $30,606,551 expires in 2007. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.


7. CONCENTRATION OF RISK

     The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.


8. LOANS OF PORTFOLIO SECURITIES

     DLJ High Yield Bond Fund loaned securities during the year to certain brokers, with the Funds' custodian acting as lending agent. Upon such loans, the Fund receives collateral which is maintained by the custodian and earns income, in the form of negotiated lender's fees, which is included in interest income. On a daily basis, the Fund monitors the market value of securities loaned and maintains collateral against the securities loaned in an amount not less than the value of the securities loaned. The Fund may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

     The value of loaned securities and related collateral outstanding at April 30, 2000, was as follows:

                                          Value of          Value of
Fund                                 Securities Loaned     Collateral
----------------------------------  -------------------  --------------
  DLJ High Yield Bond Fund              $68,443,312       $73,143,467


     The collateral for the DLJ High Yield Bond Fund consisted of cash which was invested in repurchase agreements with Bear Stearns due May 1, 2000, collateralized by Fannie Mae and Federal Home Loan Mortgage Corp. notes.

DLJ High Yield Bond Fund--Financial Highlights
--------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout the periods presented. This information has been derived form the Fund's financial statements.



                                                    Six Months Ended
                                                       04/30/2000     Year Ended     Period Ended
                                                      (unaudited)      10/31/1999     10/31/1998*
                                                      -----------     ------------   -------------
Net asset value, beginning of period ..............    $   7.98         $   8.36      $   10.00
                                                       --------         --------      ---------
Income from Investment Operations:
 Net investment income ............................        0.50             0.98           0.24
 Net realized and unrealized loss on
  investments .....................................       (0.56)           (0.38)         (1.62)
                                                       --------         --------      ---------
  Total from investment operations ................       (0.07)            0.60          (1.38)
                                                       --------         --------      ---------
Less Distributions:
 From net investment income .......................       (0.50)           (0.98)         (0.24)
                                                       --------         --------      ---------
Offering costs charged to paid-in capital .........        0.00+            0.00+         (0.02)
                                                       --------         --------      ---------
Net asset value, end of period ....................    $   7.42         $   7.98      $    8.36
                                                       ========         ========      =========
Market value, end of period .......................    $   7.75         $   8.06      $    9.56
                                                       ========         ========      =========
Total return (market value) *** ...................        2.55%           (5.71)%        (1.74)%
Ratios/Supplemental Data:
 Net assets, end of period (000) ..................    $337,131         $358,679      $ 359,956
 Average debt per share ...........................    $   3.73         $   3.18      $    1.02
 Ratio of operating expenses to average net assets         1.58%**          1.53%          1.16%**
 Ratio of interest and leveraging expenses to
  average net assets ..............................        3.06%**          2.09%          0.65%**
 Ratio of net investment income to average net
  assets ..........................................       11.97%**         11.24%         10.48%**
 Portfolio turnover ...............................       25.55%           60.23%         15.26%


  * The DLJ High Yield Bond Fund commenced operations on July 28, 1998.
 ** Annualized
*** Total return (market value) is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total return for periods of less than one year are not annualized. Total return based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
  + Amount rounds to less than $0.01.

See notes to financial statements.

DLJ High Yield Bond Fund--Additional Information  April 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Dividend Reinvestment Plan

      Referenced below are policies related to the Fund's Automatic Dividend Reinvestment Plan ("The Plan"). These policies referenced apply to shareholders whose shares are registered directly with the Fund in their own name. Shareholders whose shares are purchased through a broker-dealer or nominee should contact such broker-dealer or nominee regarding questions related to the reinvestment of the Fund's dividends.

      Pursuant to the Fund's Plan, unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested by PFPC Inc. as agent for Shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC Inc. as the Dividend Disbursing Agent. Such participants may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to PFPC Inc., as the Dividend Disbursing Agent, at the

--------------------------------------------------------------------------------

address set forth below. Participation in the Plan is com-pletely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

      Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market ("open-market purchases") on the NYSE or elsewhere. If on the record date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued. If on the dividend record date the net asset value per share is greater than the market value (such condition being referred to herein as "market-discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

      In the event of a market discount on the dividend record date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend record date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the record date of the dividend through the date before the next "ex-dividend" date. If, before the Plan Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend record date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date.

      The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

      In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

      There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

      The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

      Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise

                                                                       -
DLJ High Yield Bond Fund--Additional Information  April 30, 2000 (continued)
--------------------------------------------------------------------------------

purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

      All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8030, Boston, MA 02266-8030, 1-800-331-1710.

Managed Dividend Policy

      The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Leverage--Benefits and Risks

      The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the Shareholders with a potentially higher return. Leverage creates risks for Shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, DLJAM in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the Management Fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede DLJAM in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

Supplemental Information

      Since the filing there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes in the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, and (iii) no material changes in the principal risk factors associated with investment in the Fund.